                                  EXHIBIT 10.1
                                  ------------

                                    SMART BUY



                                [GRAPHIC OMITTED]

                                                                           STOCK
                                                                        PURCHASE
                                                                            PLAN



                              [COMMERCE BANK LOGO]

                                   SMART BUY


The smart way to
make your
money
grow.


                               [GRAPHIC OMITTED]




                           o Get 10 shares of Commerce
                             Bancorp, Inc. Common
                             Stock free just for joining.

                           o Purchase additional shares
                             of Commerce Bancorp, Inc.
                             Common Stock at a 3%
                             discount (subject to change)
                             from the current market
                             price.

                           o Purchase shares without
                             paying brokerage fees or
                             commissions.

SmartBuy (the "Plan") is the stock purchase and dividend reinvestment program for employees of Commerce Bancorp, Inc. ("Commerce") and its subsidiaries. It provides an easy and convenient way for employees to invest in the Common Stock of Commerce via payroll deduction. The Plan Administrator is Chase Mellon Shareholder Services, LLC which also currently serves as Commerce's stock registrar and transfer agent.

This brochure provides information and answers the most commonly asked questions about the Plan. If you have additional questions or need more information, contact the Benefits Department.


Eligibility

All full-time and part-time employees, 18 years of age or older, with at least one full year of continuous service are eligible to join the Plan. Officers are eligible to participate from the first date of employment.


Enrollment

You can enroll in the Plan any time after you are eligible. To enroll:

    1. Complete all parts of the enrollment form on the last page of this brochure.

    2. Make sure you indicate the amount of your payroll deduction and sign where indicated.

    3. Send the completed form to the Payroll Dept. AIM #110-03-09.


Payroll Deduction Authorization

You must specify the amount to be withheld from your pay. The minimum deduction is $12.50 per pay period for non-officers and $25 per pay for officers. The payroll deduction may be changed or terminated at any time by submitting a written request to the Payroll Department. The start, change, or termination of deductions will become effective as soon as possible after your written payroll deduction authorization form is received by Payroll.


Payroll Deductions

Authorized payroll deductions will be made on the first two pay periods of the month and the money held in a non-interest bearing account. On a monthly basis all funds deducted will be combined and invested in Commerce Common Stock.


Purchasing Stock

Once you enroll in the Plan and begin payroll deductions, the Plan Administrator will establish an individual account in your name. The number of shares purchased will depend on the market price of the stock at the time the purchase is made. Full shares as well as fractional shares will be allocated to your account.


Dividends

Your account will be credited with all dividends paid on the full shares and any fractional interest in shares purchased and held in your account. Cash dividends will be reinvested in Commerce Common Stock on the payment date of a particular dividend. Also, these shares will be issued at a 3% discount (subject to change) from the current market price.

Stock dividends and/or any stock splits with respect to shares held in your account will be credited to the account.

Withdrawal of Shares

You may withdraw a portion of the shares of Commerce Common Stock credited to your account by notifying the Plan Administrator in writing and specifying the number of shares you wish to withdraw. Also, you may instruct the Plan Administrator at any time to terminate your participation in the Plan. The Plan Administrator will send you a certificate representing the whole shares of Commerce Common Stock in your account and a check equal to the cash value of any fractional shares.


Account Statements

You will receive a monthly statement from the Plan Administrator detailing activity which occurred in your account. The Plan Administrator keeps records, sends statements and performs other administrative duties relating to the Plan.

Questions regarding your statement should be directed to the Plan Administrator.


Shareholder Reports

The Plan Administrator will promptly deliver to you all notices of shareholder meetings, proxy statements, annual reports, and other materials distributed by Commerce to its stockholders. If proxies are distributed, the shares of stock in your account will be voted in accordance with your signed instructions duly delivered to the Plan Administrator.

There will be no charge to you for the Plan Administrator's custody of stock certificates or in connection with notices, proxies, or other such materials.

Closing Your Account

Terminating payroll deductions will not automatically close your account with the Plan Administrator--you must contact the Plan Administrator directly to cease participation in the Plan. Upon electing to terminate participation, the Plan Administrator will send a certificate to you for the whole shares of common stock in your account.


Stock Market Investments

Stock prices vary from day to day. Prices are not fixed or regulated--they depend on many factors including the basic law of supply and demand.

There is no guarantee under the Plan against loss because of market fluctuations. In seeking the benefits of share ownership, you must also accept the risks.


Participation in the Plan is entirely voluntary and Commerce makes no recommendations to its employees with respect to the purchase of its stock and participation in the Plan. Commerce and its subsidiaries have reserved the right to amend or discontinue the Plan or to discontinue the use of its payroll deduction facilities for this purpose at any time.


Questions And Answers

Here are answers to the most frequently asked questions about the Plan.


What are the advantages of the Plan?

The Plan offers you a convenient method for becoming a stockholder in Commerce. It encourages regular, scheduled investing and is a means of supplementing your individual investment savings program.

How much stock will be bought for me?

Each month, the Plan Administrator will purchase for you as many full shares and/or fractional shares as the funds deducted from your pay will allow. There is no limit to the number of shares you may accumulate in your account.


What if the money I'm investing won't buy an even number of shares or a full share?

It makes no difference since you are buying stock by the dollars worth instead of by the share. That's why you may see fractional shares on your monthly statement.


What happens to the shares of stock that are purchased for me?

Once the shares have been purchased for you, they will be held by the Plan Administrator. No stock certificates will be issued to you unless you make a direct request to the Plan Administrator. Upon receipt of a request, the Plan Administrator will deliver a stock certificate to you for the full shares accumulated in your account.


What do I receive to show I own stock?

No actual stock certificate for the shares you own will be issued to you unless requested. You will receive a monthly statement summarizing all activity in your account.

The statement will show your name and address, the number of shares purchased, the price per share for those shares purchased, the total shares accumulated, the total value of those shares as of the statement date, plus other valuable information.

Will I receive information provided to stockholders?

You will receive any material received by the Plan Administrator and issued by Commerce for the benefit and information of its stockholders, such as annual reports and proxy material.


What happens if I stop my payroll deductions?

If for any reason you notify Commerce to discontinue your payroll deductions, the Plan Administrator will continue your account unless you elect to close it. To close your account, you may request the Plan Administrator to send you a stock certificate for the number of full shares you own plus a check for the net proceeds for any fractional interest in a share credited to you. You may re-enter the Plan at any time by completing an enrollment form and forwarding it to the Payroll Department. You will not receive an additional 10 shares of Commerce Common Stock at the time of re-enrollment.


What happens if I stop working for Commerce or its subsidiaries?

It is not necessary that your accumulated shares be sold if you stop working for Commerce or its subsidiaries. You will still have an account with the Plan Administrator and can still buy stock at a 3% discount (subject to change) by making direct payments. If you request, your account will be closed as explained above.

Can I invest my own funds without payroll deductions?

Once your SmartBuy account is established, you can invest through a combination of payroll deductions or direct payments to the Plan Administrator. The current monthly maximum is $3,000, which is subject to change. All transactions will be made at a 3% discount (subject to change) from the current market price.


Can I change my payroll deduction amount?

You can change your payroll deduction amount at any time by submitting a written request to the Payroll Department. However, you must stay at or above the minimum deduction amount for officers and non-officers.


Do I have to pay taxes on the initial 10 shares received in the Plan?

The value of the 10 free shares of Commerce Common Stock issued to employees through the Plan is taxable. FICA, SUI, and state taxes will be withheld in the first pay of the next quarter following enrollment. Federal income tax will be the responsibility of the employee. Any other transactions in the Plan, especially the sale of stock, are subject to the normal federal, state, and local taxes that apply to stock transactions. You should consult your tax advisor if you have any questions concerning the tax implications of buying or selling stocks.

What records must I keep?

The statements from the Plan Administrator will indicate the number of shares purchased and the cost of the shares. You should always keep your statements because the information they contain will be necessary for tax reporting purposes.


Whom do I contact if I have questions concerning my account?

Write or call:
Investment Services
P.O. Box 3338
South Hackensack, NJ 07606-1938
888-470-5884


Is this a complete description of the Plan?

This brochure is a convenient source of information if you have any questions about the Plan. A full explanation of the Plan may be found in the Prospectus for the Commerce Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan.

If there is a discrepancy between the description presented in this brochure and the Prospectus, the Prospectus will govern. The Prospectus is available from the Benefits Department.

Additional questions may be answered by the Benefits Department (x-3545).

Enroll me as a participant in the Commerce Bancorp, Inc. Smartbuy Stock Purchase Plan (the "Plan"). As a participant, I understand that I will receive, as a contribution from Commerce, ten shares of Commerce Common Stock without the payment of any service charges or brokerage commission.

As a participant in the Plan, I will be eligible to purchase shares of Commerce Common Stock at a 3% discount (subject to change) from the current market price without payment of any service charges or brokerage commissions. The Plan will require that I have a minimum monthly payroll deduction to purchase Commerce Common Stock as follows:


        o Non-Officers: An amount of at least $12.50 per pay.

        o Officers:     An amount of at least $25 per pay.


Please note: Deductions from salary payments may not total more than $3,000 per month (subject to change).

I authorize the payroll deduction of $________ from each regular salary payment. This amount will continue to be deducted until written notification is received by the Payroll Department to change or discontinue my payroll deduction. Payroll deductions will be made twice each month. No deduction will be made on the third pay during those months in which a third payroll occurs.

Purchase of Commerce Common Stock directly from the company with reinvestment of any dividends and deductions from salary payments will occur monthly, on or about the 20th day.

                  (Please fill out reverse side if interested.)

The following information is needed to establish my account:




--------------------------------------------------------------------------------
Social Security Number                                        Date of Employment


--------------------------------------------------------------------------------
Department


--------------------------------------------------------------------------------
First Name                                                        Middle Initial


--------------------------------------------------------------------------------
Last Name

--------------------------------------------------------------------------------
Street Address                                                       Apt. Number

--------------------------------------------------------------------------------
City                                      State                         Zip Code


I have received and read the Prospectus from the Commerce Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan.

I have been a prior participant in the Smartbuy Plan, | | Yes   | | No


--------------------------------------------------------------------------------
Signed                                                                      Date



Send the completed form to the
Payroll Department,
AIM #110-03-09.


                              [COMMERCE BANK LOGO]

                                       Member FDIC



 HR-6                                                                    5/00 SR